UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2012 through February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

Undiscovered Managers Funds

February 28, 2013 (Unaudited)

Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 18, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the six months ended February 28, 2013. This positive momentum has carried into March and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. Chinese policy-makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the ECB. Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks during the six months ended February 28, 2013.

U.S. Treasury Yields Remain Low

Despite a recent uptick in the last few months, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended February 2013 at 1.9%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.1%, respectively.

As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended February 28, 2013. Meanwhile, the reviving U.S. real estate market, along with the gradual cleansing of the excess of the mortgage bubble, has recently bolstered returns for mortgage-backed securities.

Maintain Exposure to a Variety of Asset Classes

Many signs are pointing to a steadily improving global economic backdrop. The U.S. economy has weathered the uncertainty of political gridlock and the February jobs report was unambiguously positive with 236,000 jobs added, a decline in the unemployment rate, and good gains in both wages and the length of the workweek. In addition, housing numbers, retail sales and industrial production all showed positive momentum in the first quarter. Meanwhile, China seems to be avoiding the economic “hard landing” that many investors feared, evidenced by its recently strong economic growth.

Of course, other parts of the world appear to be on less solid ground. Tension in the Middle East remains elevated. While aggressive actions taken by the ECB have quelled concerns surrounding Europe’s debt crisis, many countries are facing deteriorating economic conditions that in many cases are being exacerbated by austerity measures. The recent announcement of a plan to tax bank deposits in Cyprus serves as a reminder of the market volatility that can result from policy developments in the region.

As always, we encourage investors to maintain an appropriately balanced portfolio of stocks, bonds and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	1

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

SIX MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	16.81%
Russell 2000 Value Index	14.56%

Net Assets as of 2/28/2013 (In Thousands)	$124,716

INVESTMENT OBJECTIVE**

The Undiscovered Managers Behavioral Value Fund (the “Fund”) seeks to provide capital appreciation.

HOW DID THE MARKET PERFORM?

Accommodative policies from the U.S. Federal Reserve and improving economic data helped stocks rally during the reporting period. In September, the U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Political gridlock in Washington, D.C. stalled the rally in stocks but investors’ concerns abated as the U.S. Senate and House of Representatives approved a “fiscal cliff” package early in 2013. In the end, U.S. small-to-mid-cap value stocks, as measured by the Russell 2000 Value Index (the “Benchmark”), finished the six months ended February 28, 2013 with a 14.56% gain.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended February 28, 2013, the Fund (Institutional Class Shares) outperformed the Benchmark. The Fund’s stock selection in the financials sector contributed to relative performance. The Fund’s stock selection in the information technology sector detracted from relative performance.

Individual contributors to relative performance included Genworth Financial, Inc. and StanCorp Financial Group, Inc.

Shares of Genworth Financial, Inc., an insurance company, gained as investors reacted positively to the company’s new management team. The company’s mortgage insurance segment also benefited from the recovery in the U.S. housing market, which helped the stock. Shares of insurance company StanCorp Financial Group, Inc. benefited as investors reacted positively to the company’s announced increase in its annual dividend payment and a new share repurchase authorization.

Individual detractors from relative performance included Lender Processing Services, Inc. and Broadridge Financial Solutions, Inc. Shares of Lender Processing Services, Inc., a provider of integrated technology and outsourced services to the mortgage lending industry, declined as the company’s outlook for its fourth-quarter revenue disappointed investors. Shares of Broadridge Financial Solutions, Inc., which provides technology-driven solutions for financial services companies, declined after the company reported disappointing fiscal second-quarter results.

HOW WAS THE FUND POSITIONED?

The Fund’s sub-advisor, Fuller & Thaler Asset Management, Inc. (the “Fund’s portfolio managers”) looked for stocks that they believed were mispriced based on behavioral biases. The Fund’s portfolio managers used their research to identify potential catalysts for stock price movements that they believed had been overlooked by analysts and market participants. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the financials sector, while its largest underweight versus the Benchmark was in the utilities sector.

2	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Colony Financial, Inc.	3.5%
2.	First Niagara Financial Group, Inc.	3.3
3.	Broadridge Financial Solutions, Inc.	3.0
4.	Convergys Corp.	2.5
5.	CNO Financial Group, Inc.	2.5
6.	Symetra Financial Corp.	2.5
7.	Chatham Lodging Trust	2.4
8.	StanCorp Financial Group, Inc.	2.3
9.	Sally Beauty Holdings, Inc.	2.3
10.	Celanese Corp., Series A	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	39.0%
Information Technology	17.7
Consumer Discretionary	11.1
Health Care	5.9
Materials	5.6
Energy	5.5
Industrials	5.4
Utilities	2.5
Consumer Staples	1.4
Short-Term Investment	5.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

SIX MONTHS ENDED FEBRUARY 28, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		16.69%	17.24%	11.81%	13.96%
With Sales Charge**		10.56	11.09	10.61	13.35
CLASS B SHARES	6/4/04
Without CDSC		16.41	16.65	11.25	13.48
With CDSC***		11.41	11.65	10.99	13.48
CLASS C SHARES	6/4/04
Without CDSC		16.39	16.63	11.25	13.47
With CDSC****		15.39	15.63	11.25	13.47
INSTITUTIONAL CLASS SHARES	12/28/98	16.81	17.46	12.03	14.17

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

JPMorgan Realty Income Fund

FUND COMMENTARY

SIX MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	3.80%
Morgan Stanley Capital International (“MSCI”) U.S. REIT Index	5.67%

Net Assets as of 2/28/2013 (In Thousands)	$933,975

INVESTMENT OBJECTIVE**

The JPMorgan Realty Income Fund (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.

HOW DID THE MARKET PERFORM?

Accommodative policies from the U.S. Federal Reserve and improving economic data helped stocks rally during the reporting period. In September, the U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Political gridlock in Washington, D.C. stalled the rally in stocks but investors’ concerns abated as the U.S. Senate and House of Representatives approved a “fiscal cliff” package early in 2013.

U.S. real estate securities, as measured by the MSCI U.S. REIT Index (the “Benchmark”), returned 5.67%. Economically sensitive and higher yielding real estate securities outperformed during the six months ended February 28, 2013.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended February 28, 2013, the Fund (Institutional Class Shares) underperformed the Benchmark due primarily to negative security selection.

In the office/industrial sector, the Fund’s underweight position versus the Benchmark in CommonWealth REIT detracted from relative performance. CommonWealth REIT owns office buildings and leased industrial land in the U.S. and Australia. The stock benefited from investors’ general preference for lower quality real estate securities and optimism that an activist investor would purchase CommonWealth REIT at a premium. The Fund’s overweight position versus the Benchmark in Boston Properties, Inc., which owns and operates office properties, also detracted from relative performance. Shares of Boston Properties, Inc. declined as investors preferred lower quality real estate securities during the reporting period. In addition, Boston Properties, Inc.’s announcement of a new CEO weighed on the stock.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in American Tower REIT, Inc. and Host Hotels and Resorts Inc. American Tower REIT, Inc. is a wireless and broadcast communications infrastructure company that owns, operates and develops communications sites. The stock benefited from strong demand for wireless services, which drove leasing growth and bolstered the company’s earnings. Meanwhile, several of the Fund’s holdings in hotel REITs benefited from improving economic data and contributed to relative performance. The Fund’s overweight position in Host Hotels and Resorts Inc. was the largest individual contributor among hotel REITs.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. They projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	5

JPMorgan Realty Income Fund

FUND COMMENTARY

SIX MONTHS ENDED FEBRUARY 28, 2013 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Simon Property Group, Inc.	12.3%
2.	HCP, Inc.	6.5
3.	Ventas, Inc.	5.6
4.	Public Storage	5.1
5.	Equity Residential	4.5
6.	Boston Properties, Inc.	4.5
7.	Prologis, Inc.	3.5
8.	AvalonBay Communities, Inc.	3.3
9.	Health Care REIT, Inc.	3.2
10.	Digital Realty Trust, Inc.	3.0

PORTFOLIO COMPOSITION BY SECTOR***
Regional Malls	17.9%
Apartments	17.3
Health Care	15.3
Office	11.3
Diversified	10.0
Storage	7.9
Shopping Centers	7.1
Hotels	5.8
Industrial	3.5
Single Tenant	2.0
Short-Term Investment	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

6	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		3.53%	14.63%	5.66%	11.94%
With Sales Charge**		(1.91)	8.63	4.52	11.34
CLASS B SHARES	6/4/04
Without CDSC		3.34	14.06	5.16	11.46
With CDSC***		(1.66)	9.06	4.83	11.46
CLASS C SHARES	6/4/04
Without CDSC		3.29	14.05	5.14	11.44
With CDSC****		2.29	13.05	5.14	11.44
CLASS R5 SHARES	5/15/06	3.81	15.14	6.15	12.38
INSTITUTIONAL CLASS SHARES	1/1/98	3.80	15.09	6.11	12.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The performance of the

Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. The Lipper Real Estate Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	7

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 90.4%
	Consumer Discretionary — 10.6%
	Hotels, Restaurants & Leisure — 3.5%
28	Brinker International, Inc.	931
35	CEC Entertainment, Inc.	1,072
27	Wendy’s Co. (The)	154
56	WMS Industries, Inc. (a)	1,405
13	Wyndham Worldwide Corp.	777

		4,339

	Household Durables — 1.2%
19	Tupperware Brands Corp.	1,447

	Media — 0.3%
23	DreamWorks Animation SKG, Inc., Class A (a)	379

	Specialty Retail — 4.9%
149	Aeropostale, Inc. (a)	1,940
54	Guess?, Inc.	1,498
99	Sally Beauty Holdings, Inc. (a)	2,735

		6,173

	Textiles, Apparel & Luxury Goods — 0.7%
17	Columbia Sportswear Co.	944

	Total Consumer Discretionary	13,282

	Consumer Staples — 1.4%
	Food Products — 0.4%
73	Chiquita Brands International, Inc. (a)	455

	Personal Products — 1.0%
53	Prestige Brands Holdings, Inc. (a)	1,264

	Total Consumer Staples	1,719

	Energy — 5.3%
	Energy Equipment & Services — 2.6%
140	Pioneer Energy Services Corp. (a)	1,218
220	TETRA Technologies, Inc. (a)	2,031

		3,249

	Oil, Gas & Consumable Fuels — 2.7%
134	Swift Energy Co. (a)	1,811
28	Tesoro Corp.	1,569

		3,380

	Total Energy	6,629

	Financials — 37.5%
	Capital Markets — 3.3%
141	Apollo Investment Corp.	1,226
97	Investment Technology Group, Inc. (a)	1,173
180	Janus Capital Group, Inc.	1,668

		4,067

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 10.5%
111	Bancorp, Inc. (The) (a)	1,417
177	BBCN Bancorp, Inc.	2,194
200	First Horizon National Corp.	2,121
478	First Niagara Financial Group, Inc.	3,907
106	Investors Bancorp, Inc.	1,871
8	Mercantile Bank Corp.	137
83	PrivateBancorp, Inc.	1,479

		13,126

	Insurance — 9.8%
277	CNO Financial Group, Inc.	3,031
131	Genworth Financial, Inc., Class A (a)	1,120
59	HCC Insurance Holdings, Inc.	2,340
70	StanCorp Financial Group, Inc.	2,787
227	Symetra Financial Corp.	2,994

		12,272

	Real Estate Investment Trusts (REITs) — 13.9%
66	Apollo Commercial Real Estate Finance, Inc.	1,142
282	CapLease, Inc.	1,683
173	Chatham Lodging Trust	2,851
192	Colony Financial, Inc.	4,251
62	Franklin Street Properties Corp.	847
49	Inland Real Estate Corp.	477
89	Pebblebrook Hotel Trust	2,135
76	Starwood Property Trust, Inc.	2,122
156	Sunstone Hotel Investors, Inc. (a)	1,763

		17,271

	Total Financials	46,736

	Health Care — 5.7%
	Health Care Equipment & Supplies — 1.5%
95	Masimo Corp.	1,878

	Health Care Providers & Services — 4.2%
131	Health Management Associates, Inc., Class A (a)	1,437
69	Health Net, Inc. (a)	1,771
143	PharMerica Corp. (a)	2,051

		5,259

	Total Health Care	7,137

	Industrials — 5.2%
	Aerospace & Defense — 2.0%
48	B/E Aerospace, Inc. (a)	2,541

	Commercial Services & Supplies — 0.4%
17	Brink’s Co. (The)	457

SEE NOTES TO FINANCIAL STATEMENTS.

8	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction & Engineering — 0.5%
27	Dycom Industries, Inc. (a)	574

	Electrical Equipment — 0.8%
26	EnerSys, Inc. (a)	1,071

	Machinery — 1.5%
17	Navistar International Corp. (a)	412
43	Terex Corp. (a)	1,421

		1,833

	Total Industrials	6,476

	Information Technology — 17.0%
	Communications Equipment — 1.2%
259	Harmonic, Inc. (a)	1,474

	Electronic Equipment, Instruments & Components — 2.0%
46	MTS Systems Corp.	2,468

	IT Services — 9.5%
158	Broadridge Financial Solutions, Inc.	3,622
183	Convergys Corp.	3,034
37	Global Payments, Inc.	1,789
92	Lender Processing Services, Inc.	2,252
79	Sykes Enterprises, Inc. (a)	1,178

		11,875

	Semiconductors & Semiconductor Equipment — 3.3%
59	Cirrus Logic, Inc. (a)	1,421
55	International Rectifier Corp. (a)	1,162
181	Intersil Corp., Class A	1,540

		4,123

	Software — 1.0%
27	ACI Worldwide, Inc. (a)	1,232

	Total Information Technology	21,172

	Materials — 5.3%
	Chemicals — 2.1%
56	Celanese Corp., Series A	2,610

	Metals & Mining — 2.1%
130	Commercial Metals Co.	2,123
19	RTI International Metals, Inc. (a)	549

		2,672

	Paper & Forest Products — 1.1%
76	PH Glatfelter Co.	1,379

	Total Materials	6,661

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.4%
	Electric Utilities — 0.9%
36	El Paso Electric Co.	1,197

	Gas Utilities — 1.5%
57	Piedmont Natural Gas Co., Inc.	1,828

	Total Utilities	3,025

	Total Common Stocks (Cost $94,980)	112,837

Short-Term Investment — 5.7%
	Investment Company — 5.7%
7,052	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.070% (b) (l) (Cost $7,052)	7,052

	Total Investments — 96.1% (Cost $102,032)	119,889
	Other Assets in Excess of Liabilities — 3.9%	4,827

	NET ASSETS — 100.0%	$124,716

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	9

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.6%
	Apartments — 17.4%
325	American Campus Communities, Inc.	14,675
558	Apartment Investment & Management Co., Class A	16,517
247	AvalonBay Communities, Inc.	30,832
237	BRE Properties, Inc.	11,528
243	Camden Property Trust	16,768
133	Education Realty Trust, Inc.	1,446
775	Equity Residential	42,683
119	Essex Property Trust, Inc.	17,740
208	Post Properties, Inc.	9,930

		162,119

	Diversified — 10.0%
62	American Tower Corp.	4,796
424	Digital Realty Trust, Inc.	28,371
1,394	Duke Realty Corp.	22,533
331	DuPont Fabros Technology, Inc.	7,673
352	Liberty Property Trust	13,666
209	Vornado Realty Trust	16,747

		93,786

	Health Care — 15.3%
1,243	HCP, Inc.	60,769
470	Health Care REIT, Inc.	30,159
739	Ventas, Inc.	52,322

		143,250

	Hotels — 5.8%
1,242	Host Hotels & Resorts, Inc.	20,711
620	LaSalle Hotel Properties	15,743
352	Pebblebrook Hotel Trust	8,417
816	Sunstone Hotel Investors, Inc. (a)	9,245

		54,116

	Industrial — 3.6%
855	Prologis, Inc.	33,298

	Office — 11.3%
179	Alexandria Real Estate Equities, Inc.	12,750
409	Boston Properties, Inc.	42,497
645	Brandywine Realty Trust	8,873
335	Highwoods Properties, Inc.	12,212
219	Kilroy Realty Corp.	11,546
220	SL Green Realty Corp.	17,982

		105,860

	Regional Malls — 18.1%
740	CBL & Associates Properties, Inc.	16,838
1,290	General Growth Properties, Inc.	24,696

SHARES	SECURITY DESCRIPTION	VALUE($)

	Regional Malls — Continued
725	Simon Property Group, Inc.	115,241
153	Taubman Centers, Inc.	11,766

		168,541

	Shopping Centers — 7.1%
434	Equity One, Inc.	10,206
174	Federal Realty Investment Trust	18,436
1,146	Kimco Realty Corp.	24,953
252	Regency Centers Corp.	13,090

		66,685

	Single Tenant — 2.0%
534	National Retail Properties, Inc.	18,386

	Storage — 8.0%
1,018	CubeSmart	15,004
299	Extra Space Storage, Inc.	11,210
318	Public Storage	48,070

		74,284

	Total Common Stocks (Cost $757,593)	920,325

Short-Term Investment — 1.9%
	Investment Company — 1.9%
18,167	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.070% (b) (l) (m) (Cost $18,167)	18,167

	Total Investments — 100.5% (Cost $775,760)	938,492
	Liabilities in Excess of Other Assets — (0.5)%	(4,517)

	NET ASSETS — 100.0%	$933,975

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

Undiscovered Managers Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	— The rate shown is the current yield as of February 28, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	11

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Behavioral Value Fund		Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$112,837		$920,325
Investments in affiliates, at value	7,052		18,167

Total investment securities, at value	119,889		938,492
Receivables:
Investment securities sold	1,893		3,458
Fund shares sold	5,673		1,118
Dividends from non-affiliates	31		141
Dividends from affiliates	—	(a)	1

Total Assets	127,486		943,210

LIABILITIES:
Payables:
Investment securities purchased	2,426		8,231
Fund shares redeemed	183		418
Accrued liabilities:
Investment advisory fees	87		475
Administration fees	7		—
Shareholder servicing fees	2		26
Distribution fees	20		15
Custodian and accounting fees	10		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	35		59

Total Liabilities	2,770		9,235

Net Assets	$124,716		$933,975

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

	Behavioral Value Fund	Realty Income Fund
NET ASSETS:
Paid-in-Capital	$129,410	$785,085
Accumulated undistributed (distributions in excess of) net investment income	(117)	2,357
Accumulated net realized gains (losses)	(22,434)	(16,199)
Net unrealized appreciation (depreciation)	17,857	162,732

Total Net Assets	$124,716	$933,975

Net Assets:
Class A	$67,792	$57,415
Class B	1,214	942
Class C	14,286	6,869
Class R5	—	454,197
Institutional Class	41,424	414,552

Total	$124,716	$933,975

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,627	4,787
Class B	30	79
Class C	359	584
Class R5	—	37,683
Institutional Class	977	34,409

Net Asset Value (a):
Class A — Redemption price per share	$41.68	$11.99
Class B — Offering price per share (b)	39.86	11.88
Class C — Offering price per share (b)	39.84	11.77
Class R5 — Offering and redemption price per share	—	12.05
Institutional Class — Offering and redemption price per share	42.38	12.05
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$43.99	$12.65

Cost of investments in non-affiliates	$94,980	$757,593
Cost of investments in affiliates	7,052	18,167

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	13

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

(Amounts in thousands)

	Behavioral Value Fund		Realty Income Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$622		$10,185
Dividend income from affiliates	3		7

Total investment income	625		10,192

EXPENSES:
Investment advisory fees	393		3,100
Administration fees	32		354
Distribution fees:
Class A	46		63
Class B	4		3
Class C	39		23
Shareholder servicing fees:
Class A	46		63
Class B	2		1
Class C	13		8
Class R5	—		103
Institutional Class	13		179
Custodian and accounting fees	18		21
Professional fees	28		34
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5
Printing and mailing costs	4		31
Registration and filing fees	31		50
Transfer agent fees	30		82
Other	6		19

Total expenses	705		4,139

Less amounts waived	(111)		(898)

Net expenses	594		3,241

Net investment income (loss)	31		6,951

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	2,279		11,266

Change in net unrealized appreciation/depreciation of investments in non-affiliates	9,847		14,261

Net realized/unrealized gains (losses)	12,126		25,527

Change in net assets resulting from operations	$12,157		$32,478

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Behavioral Value Fund		Realty Income Fund
	Six Months Ended 2/28/2013 (Unaudited)	Year Ended 8/31/2012	Six Months Ended 2/28/2013 (Unaudited)	Year Ended 8/31/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31	$(112)	$6,951	$7,661
Net realized gain (loss)	2,279	1,003	11,266	8,504
Change in net unrealized appreciation/depreciation	9,847	4,238	14,261	84,497

Change in net assets resulting from operations	12,157	5,129	32,478	100,662

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(6)	(244)	(391)
From net realized gains	—	—	(261)	(292)
Class B
From net investment income	—	—	(3)	(7)
From net realized gains	—	—	(5)	(7)
Class C
From net investment income	—	—	(22)	(33)
From net realized gains	—	—	(32)	(32)
Class R5
From net investment income	—	—	(2,400)	(3,110)
From net realized gains	—	—	(2,039)	(1,702)
Institutional Class
From net investment income	—	(37)	(2,093)	(3,948)
From net realized gains	—	—	(1,877)	(1,976)

Total distributions to shareholders	—	(43)	(8,976)	(11,498)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	66,163	8,971	150,215	300,275

NET ASSETS:
Change in net assets	78,320	14,057	173,717	389,439
Beginning of period	46,396	32,339	760,258	370,819

End of period	$124,716	$46,396	$933,975	$760,258

Accumulated undistributed (distributions in excess of) net investment income	$(117)	$(148)	$2,357	$168

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Behavioral Value Fund		Realty Income Fund
	Six Months Ended 2/28/2013 (Unaudited)	Year Ended 8/31/2012	Six Months Ended 2/28/2013 (Unaudited)	Year Ended 8/31/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$49,893	$14,340	$17,227	$27,756
Distributions reinvested	—	5	475	648
Cost of shares redeemed	(6,674)	(9,294)	(8,835)	(13,765)

Change in net assets resulting from Class A capital transactions	$43,219	$5,051	$8,867	$14,639

Class B
Proceeds from shares issued	$8	$1	$4	$12
Distributions reinvested	—	—	8	13
Cost of shares redeemed	(317)	(378)	(69)	(208)

Change in net assets resulting from Class B capital transactions	$(309)	$(377)	$(57)	$(183)

Class C
Proceeds from shares issued	$5,119	$2,393	$2,013	$1,688
Distributions reinvested	—	—	52	62
Cost of shares redeemed	(954)	(1,912)	(775)	(973)

Change in net assets resulting from Class C capital transactions	$4,165	$481	$1,290	$777

Class R5
Proceeds from shares issued	$—	$—	$103,191	$257,094
Distributions reinvested	—	—	4,114	4,564
Cost of shares redeemed	—	—	(52,700)	(5,112)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$54,605	$256,546

Institutional Class
Proceeds from shares issued	$21,976	$9,083	$154,845	$109,525
Distributions reinvested	—	36	823	1,479
Cost of shares redeemed	(2,888)	(5,303)	(70,158)	(82,508)

Change in net assets resulting from Institutional Class capital transactions	$19,088	$3,816	$85,510	$28,496

Total change in net assets resulting from capital transactions	$66,163	$8,971	$150,215	$300,275

SEE NOTES TO FINANCIAL STATEMENTS.

16	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

	Behavioral Value Fund		Realty Income Fund
	Six Months Ended 2/28/2013 (Unaudited)	Year Ended 8/31/2012	Six Months Ended 2/28/2013 (Unaudited)	Year Ended 8/31/2012
SHARE TRANSACTIONS:
Class A
Issued	1,278	408	1,482	2,615
Reinvested	—	— (a)	42	60
Redeemed	(172)	(302)	(765)	(1,310)

Change in Class A Shares	1,106	106	759	1,365

Class B
Issued	— (a)	— (a)	1	1
Reinvested	—	—	1	1
Redeemed	(9)	(12)	(7)	(19)

Change in Class B Shares	(9)	(12)	(5)	(17)

Class C
Issued	138	71	175	157
Reinvested	—	—	5	6
Redeemed	(26)	(61)	(67)	(93)

Change in Class C Shares	112	10	113	70

Class R5
Issued	—	—	8,866	23,411
Reinvested	—	—	360	416
Redeemed	—	—	(4,627)	(457)

Change in Class R5 Shares	—	—	4,599	23,370

Institutional Class
Issued	556	255	13,302	10,192
Reinvested	—	1	72	138
Redeemed	(75)	(166)	(6,064)	(7,557)

Change in Institutional Class Shares	481	90	7,310	2,773

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Behavioral Value Fund
Class A
Six Months Ended February 28, 2013 (Unaudited)	$35.72	$0.02	(f)(g)	$5.94	$5.96	$—	$—	$—
Year Ended August 31, 2012	29.26	(0.10	)(f)	6.58	6.48	(0.02)	—	(0.02)
Year Ended August 31, 2011	25.01	0.04	(f)	4.21	4.25	—	—	—
Year Ended August 31, 2010	22.40	—	(f)(h)	2.61	2.61	—	—	—
Year Ended August 31, 2009	24.16	(0.03	)(f)	(1.73)	(1.76)	—	—	—
Year Ended August 31, 2008	31.74	(0.07	)(f)	(5.46)	(5.53)	—	(2.05)	(2.05)

Class B
Six Months Ended February 28, 2013 (Unaudited)	34.25	(0.06	)(f)(g)	5.67	5.61	—	—	—
Year Ended August 31, 2012	28.18	(0.23	)(f)	6.30	6.07	—	—	—
Year Ended August 31, 2011	24.20	(0.09	)(f)	4.07	3.98	—	—	—
Year Ended August 31, 2010	21.79	(0.13	)(f)	2.54	2.41	—	—	—
Year Ended August 31, 2009	23.61	(0.12	)(f)	(1.70)	(1.82)	—	—	—
Year Ended August 31, 2008	31.20	(0.20	)(f)	(5.34)	(5.54)	—	(2.05)	(2.05)

Class C
Six Months Ended February 28, 2013 (Unaudited)	34.23	(0.07	)(f)(g)	5.68	5.61	—	—	—
Year Ended August 31, 2012	28.16	(0.24	)(f)	6.31	6.07	—	—	—
Year Ended August 31, 2011	24.19	(0.10	)(f)	4.07	3.97	—	—	—
Year Ended August 31, 2010	21.78	(0.13	)(f)	2.54	2.41	—	—	—
Year Ended August 31, 2009	23.60	(0.11	)(f)	(1.71)	(1.82)	—	—	—
Year Ended August 31, 2008	31.19	(0.20	)(f)	(5.34)	(5.54)	—	(2.05)	(2.05)

Institutional Class
Six Months Ended February 28, 2013 (Unaudited)	36.29	0.05	(f)(g)	6.04	6.09	—	—	—
Year Ended August 31, 2012	29.76	(0.02	)(f)	6.67	6.65	(0.12)	—	(0.12)
Year Ended August 31, 2011	25.39	0.12	(f)	4.25	4.37	—	—	—
Year Ended August 31, 2010	22.69	0.04	(f)	2.66	2.70	—	—	—
Year Ended August 31, 2009	24.42	0.01	(f)	(1.74)	(1.73)	—	—	—
Year Ended August 31, 2008	31.97	(0.02	)(f)	(5.48)	(5.50)	—	(2.05)	(2.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.06), $(0.13), $(0.14) and $(0.02) for Class A, Class B, Class C and Institutional Class Shares, respectively and the net investment income (loss) ratio would have been (0.32)%, (0.72)%, (0.76)% and (0.12)% for Class A, Class B, Class C and Institutional Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Includes interest expense to affiliates of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

18	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$41.68	16.69%	$67,792	1.58%		0.08	%(g)	1.94%	25%
35.72	22.17	18,601	1.59		(0.30)		2.13	61
29.26	16.99	12,149	1.59		0.14		2.16	44
25.01	11.65	8,919	1.60		(0.01)		2.18	50
22.40	(7.28)	8,337	1.60		(0.18)		2.39	61
24.16	(18.02)	11,658	1.60		(0.26)		1.94	55

39.86	16.38	1,214	2.08		(0.32	)(g)	2.46	25
34.25	21.54	1,339	2.09		(0.73)		2.68	61
28.18	16.45	1,427	2.09		(0.31)		2.67	44
24.20	11.06	1,489	2.09		(0.52)		2.68	50
21.79	(7.71)	1,534	2.10		(0.69)		2.90	61
23.61	(18.39)	2,287	2.10		(0.78)		2.46	55

39.84	16.39	14,286	2.08		(0.36	)(g)	2.45	25
34.23	21.56	8,474	2.09		(0.75)		2.66	61
28.16	16.41	6,684	2.09		(0.32)		2.67	44
24.19	11.07	5,957	2.09		(0.52)		2.68	50
21.78	(7.71)	6,187	2.10		(0.66)		2.89	61
23.60	(18.39)	10,655	2.10		(0.78)		2.45	55

42.38	16.78	41,424	1.38		0.28	(g)	1.55	25
36.29	22.41	17,982	1.39		(0.06)		1.76	61
29.76	17.21	12,079	1.39		0.39		1.77	44
25.39	11.90	12,398	1.39		0.15		1.79	50
22.69	(7.08)	22,326	1.41	(i)	0.05		1.95	61
24.42	(17.79)	56,351	1.40		(0.08)		1.55	55

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Realty Income Fund
Class A
Six Months Ended February 28, 2013 (Unaudited)	$11.70	$0.07	(f)	$0.34	$0.41	$(0.06)	$(0.06)	$—	$(0.12)
Year Ended August 31, 2012	9.95	0.11	(f)	1.83	1.94	(0.12)	(0.07)	—	(0.19)
Year Ended August 31, 2011	8.47	0.09	(f)	1.57	1.66	(0.18)	—	—	(0.18)
Year Ended August 31, 2010	6.51	0.13	(f)	1.99	2.12	(0.14)	—	(0.02)	(0.16)
Year Ended August 31, 2009	10.73	0.19	(f)	(4.12)	(3.93)	(0.18)	—	(0.11)	(0.29)
Year Ended August 31, 2008	15.54	0.24	(f)	(1.50)	(1.26)	(0.27)	(3.25)	(0.03)	(3.55)

Class B
Six Months Ended February 28, 2013 (Unaudited)	11.60	0.05	(f)	0.33	0.38	(0.04)	(0.06)	—	(0.10)
Year Ended August 31, 2012	9.87	0.06	(f)	1.82	1.88	(0.08)	(0.07)	—	(0.15)
Year Ended August 31, 2011	8.41	0.04	(f)	1.56	1.60	(0.14)	—	—	(0.14)
Year Ended August 31, 2010	6.47	0.09	(f)	1.98	2.07	(0.11)	—	(0.02)	(0.13)
Year Ended August 31, 2009	10.65	0.16	(f)	(4.08)	(3.92)	(0.15)	—	(0.11)	(0.26)
Year Ended August 31, 2008	15.45	0.18	(f)	(1.48)	(1.30)	(0.22)	(3.25)	(0.03)	(3.50)

Class C
Six Months Ended February 28, 2013 (Unaudited)	11.50	0.05	(f)	0.32	0.37	(0.04)	(0.06)	—	(0.10)
Year Ended August 31, 2012	9.79	0.06	(f)	1.80	1.86	(0.08)	(0.07)	—	(0.15)
Year Ended August 31, 2011	8.35	0.04	(f)	1.54	1.58	(0.14)	—	—	(0.14)
Year Ended August 31, 2010	6.42	0.09	(f)	1.97	2.06	(0.11)	—	(0.02)	(0.13)
Year Ended August 31, 2009	10.60	0.16	(f)	(4.07)	(3.91)	(0.16)	—	(0.11)	(0.27)
Year Ended August 31, 2008	15.39	0.17	(f)	(1.47)	(1.30)	(0.21)	(3.25)	(0.03)	(3.49)

Class R5
Six Months Ended February 28, 2013 (Unaudited)	11.74	0.10	(f)	0.34	0.44	(0.07)	(0.06)	—	(0.13)
Year Ended August 31, 2012	9.97	0.16	(f)	1.84	2.00	(0.16)	(0.07)	—	(0.23)
Year Ended August 31, 2011	8.48	0.14	(f)	1.57	1.71	(0.22)	—	—	(0.22)
Year Ended August 31, 2010	6.51	0.16	(f)	2.00	2.16	(0.16)	—	(0.03)	(0.19)
Year Ended August 31, 2009	10.76	0.20	(f)	(4.12)	(3.92)	(0.22)	—	(0.11)	(0.33)
Year Ended August 31, 2008	15.55	0.29	(f)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)

Institutional Class
Six Months Ended February 28, 2013 (Unaudited)	11.74	0.10	(f)	0.34	0.44	(0.07)	(0.06)	—	(0.13)
Year Ended August 31, 2012	9.97	0.16	(f)	1.84	2.00	(0.16)	(0.07)	—	(0.23)
Year Ended August 31, 2011	8.48	0.13	(f)	1.57	1.70	(0.21)	—	—	(0.21)
Year Ended August 31, 2010	6.51	0.16	(f)	2.00	2.16	(0.16)	—	(0.03)	(0.19)
Year Ended August 31, 2009	10.76	0.22	(f)	(4.14)	(3.92)	(0.22)	—	(0.11)	(0.33)
Year Ended August 31, 2008	15.55	0.29	(f)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Includes interest expense to affiliates of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

20	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.99	3.53%	$57,415	1.17%		1.29%	1.39%	36%
11.70	19.75	47,124	1.18		1.04	1.42	78
9.95	19.67	26,485	1.18		0.94	1.44	141
8.47	32.92	8,480	1.36		1.66	1.58	133
6.51	(35.96)	4,963	1.40		3.27	1.81	122
10.73	(7.24)	8,414	1.40		2.00	1.67	123

11.88	3.34	942	1.67		0.81	1.89	36
11.60	19.19	977	1.68		0.58	1.92	78
9.87	19.06	1,001	1.68		0.46	1.94	141
8.41	32.23	1,081	1.86		1.17	2.09	133
6.47	(36.30)	1,047	1.90		2.79	2.30	122
10.65	(7.61)	2,266	1.91	(g)	1.50	2.17	123

11.77	3.29	6,869	1.67		0.80	1.89	36
11.50	19.19	5,416	1.68		0.55	1.92	78
9.79	19.00	3,924	1.68		0.44	1.94	141
8.35	32.38	2,684	1.85		1.14	2.08	133
6.42	(36.37)	1,410	1.90		2.77	2.32	122
10.60	(7.60)	2,227	1.91	(g)	1.46	2.17	123

12.05	3.81	454,197	0.73		1.73	0.94	36
11.74	20.33	388,566	0.73		1.44	0.96	78
9.97	20.21	96,854	0.73		1.45	1.00	141
8.48	33.60	111,058	0.85		2.06	1.11	133
6.51	(35.70)	29,347	0.90		3.68	1.43	122
10.76	(6.74)	15,214	0.92		2.50	1.23	123

12.05	3.80	414,552	0.78		1.69	0.99	36
11.74	20.28	318,175	0.78		1.47	1.02	78
9.97	20.17	242,555	0.78		1.35	1.04	141
8.48	33.56	67,052	0.90		2.11	1.18	133
6.51	(35.72)	47,378	0.93		3.73	1.42	122
10.76	(6.78)	85,687	0.97		2.40	1.27	123

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (Unaudited)

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C and Institutional Class	Diversified
JPMorgan Realty Income Fund	Class A, Class B, Class C, Class R5 and Institutional Class	Non-Diversified

The investment objective of Behavioral Value Fund is capital appreciation.

The investment objective of Realty Income Fund is high total investment return through a combination of capital appreciation and current income.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5 and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

22	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Behavioral Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$119,889	$—	$—	$119,889

Realty Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$938,492	$—	$—	$938,492

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended February 28, 2013.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day, except that each class separately bears expenses related specifically to that class.

D. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, Management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — For the Behavioral Value Fund, distributions from net investment income are generally declared and paid annually. For the Realty Income Fund, distributions from net investment income are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (Unaudited) (continued)

“book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Behavioral Value Fund	1.05%
Realty Income Fund	0.75

Sub-advisory agreements exist between the Advisor and Fuller & Thaler Asset Management, Inc. for the Behavioral Value Fund. The sub-advisor receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended February 28, 2013, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Behavioral Value Fund	0.25%	0.75%	0.75%
Realty Income Fund	0.25	0.75	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended February 28, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Behavioral Value Fund	$15	$—	(a)
Realty Income Fund	12	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class
Behavioral Value Fund	0.25%	0.25%	0.25%	n/a	0.10%
Realty Income Fund	0.25	0.25	0.25	0.05%	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

24	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R5	Institutional Class
Behavioral Value Fund	1.60	%*	2.10	%*	2.10	%*	n/a	1.40	%*
Realty Income Fund	1.18		1.68		1.68		0.73%	0.78

*	Effective March 1, 2013, the expense caps for Class A, Class B, Class C and Institutional Class have been reduced to 1.30%, 1.80%, 1.80% and 0.90%, respectively. These contractual expense caps are in place until at least December 31, 2014.

Except as noted above, the expense limitation agreements were in effect for the six months ended February 28, 2013 and are in place until at least December 31, 2013.

For the six months ended February 28, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Behavioral Value Fund	$35	$3	$67	$105
Realty Income Fund	324	354	206	884

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended February 28, 2013 were as follows (amounts in thousands):

Behavioral Value Fund	$6
Realty Income Fund	14

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six month ended February 28, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended February 28, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (Unaudited) (continued)

4. Investment Transactions

During the six months ended February 28, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Value Fund	$77,772	$17,456
Realty Income Fund	447,157	292,497

During the six months ended February 28, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at February 28, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Value Fund	$102,032	$18,720	$863	$17,857
Realty Income Fund	775,760	163,285	553	162,732

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after August 31, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2012, the Funds did not have any post-enactment net capital loss carryforwards.

At August 31, 2012, the following Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Behavioral Value Fund	$8,144	$15,137	$23,281

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because the Realty Income Fund may invest a substantial portion of its assets in real estate investment trusts (“REITs”), the Realty Income Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

26	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

The Funds may invest in companies with relatively small market capitalizations. Behavioral Value Fund will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Realty Income Fund.

In addition, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, approximately 34.83% of the net assets of the Realty Income Fund.

Significant shareholder transactions by these shareholders, if any, may impact each Fund’s performance.

FEBRUARY 28, 2013	UNDISCOVERED MANAGERS FUNDS	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2012, and continued to hold your shares at the end of the reporting period, February 28, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Behavioral Value Fund
Class A
Actual	$1,000.00	$1,166.90	$8.49	1.58%
Hypothetical	1,000.00	1,016.96	7.90	1.58
Class B
Actual	1,000.00	1,163.80	11.16	2.08
Hypothetical	1,000.00	1,014.48	10.39	2.08
Class C
Actual	1,000.00	1,163.90	11.16	2.08
Hypothetical	1,000.00	1,014.48	10.39	2.08
Institutional Class
Actual	1,000.00	1,167.80	7.42	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38

Realty Income Fund
Class A
Actual	1,000.00	1,035.30	5.90	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class B
Actual	1,000.00	1,033.40	8.42	1.67
Hypothetical	1,000.00	1,016.51	8.35	1.67
Class C
Actual	1,000.00	1,032.90	8.42	1.67
Hypothetical	1,000.00	1,016.51	8.35	1.67
Class R5
Actual	1,000.00	1,038.10	3.69	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Institutional Class
Actual	1,000.00	1,038.00	3.94	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

28	UNDISCOVERED MANAGERS FUNDS	FEBRUARY 28, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. February 2013.	SAN-UM-213

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
May 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
May 6, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
May 6, 2013